UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 7, 2019

Invesco CurrencyShares® Japanese Yen Trust

Sponsored by Invesco Specialized Products, LLC

(Exact name of registrant as specified in its charter)

New York	001-33298	37-6416176
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3500 Lacey Road, Suite 700

Downers Grove, Illinois 60515

(Address of principal executive offices, including zip code)

(800) 983-0903

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Units of Beneficial Interest	FXY	NYSE Arca

Item 5.02 Departure of Directors; Election of Directors.

At its meeting held on May 7, 2019, the Board of Managers (the “Board”) of Invesco Specialized Products, LLC, the sponsor (the “Sponsor”) of Invesco CurrencyShares® Japanese Yen Trust (the “Trust”), accepted the resignation of Mr. David Warren from the Board, to be effective after the close of business on June 1, 2019 (the “Effective Date”). Mr. Warren tendered his resignation as part of his overall retirement and succession plan within the Sponsor and affiliated entities (collectively, “Invesco”). His resignation was not the result of any disagreement with Invesco. Following the Board’s acceptance of Mr. Warren’s resignation, the Board appointed Kristie Feinberg to replace Mr. Warren on the Board and the Audit Committee of the Board, effective after the close of business on the Effective Date. Ms. Feinberg is expected to join Invesco prior to the Effective Date, and will serve in the capacity of Chief Financial Officer of the Americas. After the close of business on the Effective Date, the Audit Committee of the Board will consist of Kristie Feinberg, John M. Zerr and Daniel Draper.

Kristie Feinberg (44) currently serves as Senior Vice President and Corporate Treasurer of OFI Global Asset Management, Inc. (“OFI”). She joined OFI in January of 2001 and has accepted the position noted above with Invesco as part of Invesco’s acquisition of OFI and related entities, a transaction which is expected to close prior to the Effective Date. Ms. Feinberg received an M.B.A. in finance from Columbia University and a B.A. in economics from St. Cloud State University. Additionally Ms. Feinberg is a CFA® charterholder, a Financial Risk Manager—Certified by the Global Association of Risk Professionals and a Certified Treasury Professional.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESCO CURRENCYSHARES®
JAPANESE YEN TRUST

	By:	Invesco Specialized Products, LLC
Sponsor of the Invesco CurrencyShares®
Japanese Yen Trust

May 10, 2019		By:	/s/ Anna Paglia
Anna Paglia
Secretary